SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.   20549


                          FORM  8-K


                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     May 23, 1995

Commission        Registrant, State of Incorporation,    I.R.S. Employer
File Number         Address and Telephone Number        Identification No.


1-1443            Central and South West Corporation       51-0007707
                  (A Delaware Corporation)
                  1616 Woodall Rodgers Freeway
                  Dallas, TX 75202-1234
                  (214) 777-1000















ITEM 5. OTHER EVENTS

CENTRAL AND SOUTH WEST CORPORATION (CSW) AND EL PASO
ELECTRIC COMPANY (EL PASO) PROPOSED MERGER

Recent Developments
On May 23, 1995, CSW issued a press release with respect to its proposed merger with El Paso. The press release is attached as Exhibit 99.1. Additionally, on May 23, 1995, CSW sent to El Paso two letters with respect to the proposed merger. The letters are attached as Exhibits 99.2 and 99.3.

Background Information
For background information and earlier developments related to the proposed merger with El Paso, reference is made to CSW's 1994 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 and the documents referenced therein.

Other
El Paso is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports and other information with the Securities and Exchange Commission. For additional information concerning El Paso and the proposed merger, see El Paso's Annual Report on Form 10-K for the year ended December 31, 1994 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 1995 and the documents referenced therein or supplementary thereto.


SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                          CENTRAL AND SOUTH WEST CORPORATION


Date:  May 23, 1995

                          By:  /s/ Wendy G. Hargus
                                   Wendy G. Hargus
                                     Controller